As filed with the Securities and Exchange Commission On May 1, 2006

Registration No. 333-74295; 811-09253

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 92	☒

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 93	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or
☐	on pursuant to Rule 485(b), or
☐	60 days after filing pursuant to Rule 485(a)(1), or
☐	on pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2), or
☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 92 to the Registration Statement of Wells Fargo Funds Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal periods ended December 31, 2005, and February 28, 2006, for the Conservative Portfolio, Moderate Portfolio and Aggressive Portfolio, and to make certain other non-material changes to the Trust’s Registration Statement.

WELLS FARGO ADVANTAGE FUNDS

MAY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS SM – INVESTOR CLASS

Wells Fargo Advantage Life Stage—Conservative PortfolioSM

Wells Fargo Advantage Life Stage—Moderate PortfolioSM

Wells Fargo Advantage Life Stage—Aggressive PortfolioSM

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Throughout this prospectus, the Wells Fargo Advantage Life Stage—Conservative PortfolioSM is referred to as the “Conservative Portfolio”; the Wells Fargo Advantage Life Stage—Moderate PortfolioSM is referred to as the “Moderate Portfolio”; and the Wells Fargo Advantage Life Stage—Aggressive PortfolioSM is referred to as the “Aggressive PortfolioSM”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Life Stage Portfolios Overview

See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus

PORTFOLIO (TICKER)	OBJECTIVE

Conservative Portfolio (SCONX)	Seeks a combination of current income and capital appreciation.

Moderate Portfolio (SMDPX)	Seeks a combination of capital appreciation and current income.

Aggressive Portfolio (SAGGX)	Seeks capital appreciation with a secondary emphasis on current income.

4	Life Stage Portfolios Prospectus

PRINCIPAL STRATEGIES

We invest the Portfolio’s assets in affiliated mutual funds. We invest 40% of the Portfolio’s assets in stock funds and 60% of its assets in bond funds.

We invest the Portfolio’s assets in affiliated mutual funds. We invest 60% of the Portfolio’s assets in stock funds and 40% of its assets in bond funds.

We invest the Portfolio’s assets in affiliated mutual funds. We invest 80% of the Portfolio’s assets in stock funds and 20% of its assets in bond funds.

Life Stage Portfolios Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Portfolios. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Portfolio descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 31; and

•	the Portfolios’ Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Portfolio.

The risks associated with each Portfolio are the risks related to each underlying mutual fund of the Wells Fargo Advantage Fund family (the “Underlying Fund”) in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks of the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refer to the Underlying Funds in which they invest.

COMMON RISKS FOR THE PORTFOLIOS

Investments in Underlying Funds

We seek to reduce the risk of your investment by diversifying among a select group of mutual funds in the Wells Fargo Advantage Fund family that invest in stocks and bonds and are managed by different sub-advisers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

Debt Securities

The Portfolios invest in certain Underlying Funds that invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in an Underlying Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in an Underlying Fund, unless the instruments have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6	Life Stage Portfolios Prospectus

Equity Securities

The Portfolios invest in certain Underlying Funds that invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio’s investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Portfolios invest in certain Underlying Funds that make foreign investments, which are subject to risks in addition to those of U.S. domestic investments, including potentially less liquidity and greater price volatility. Other risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operations risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, that trade across foreign and domestic markets and can involve greater risks than ADRs.

High Yield Securities

The Portfolios invest in certain Underlying Funds that invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Small Company Securities

The Portfolios invest in certain Underlying Funds that invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Life Stage Portfolios Prospectus	7

Summary of Important Risks

U.S. Government Agency Securities

The Portfolios invest in certain Underlying Funds that invest some of their assets in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

8	Life Stage Portfolios Prospectus

Performance History

The following information shows you how each Portfolio has performed and illustrates the variability of a Portfolio’s returns over time. Each Portfolio’s average annual returns for one- and five-year periods (and for the life of the Portfolio) are compared to the performance of an appropriate broad-based index and indices that reflect the market sectors in which the Portfolios invest.

Please remember that past performance before and after taxes is no guarantee of future results.

The Conservative Portfolio, Moderate Portfolio and Aggressive Portfolio were organized as the successor portfolios to the Strong Life Stage Series—Conservative Portfolio, Strong Life Stage Series—Moderate Portfolio and Strong Life Stage Series—Aggressive Portfolio. The predecessor Strong portfolios were reorganized into the Wells Fargo Advantage Portfolios effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Conservative Portfolio, Moderate Portfolio and Aggressive Portfolio for the periods prior to each Portfolio’s reorganization, reflects the historical information for its predecessor portfolio.

Conservative Portfolio Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 12.83%	Worst Qtr.:	Q3 ‘01 • (7.24)%

Life Stage Portfolios Prospectus	9

Performance History

The table below provides average annual total return information, both before- and after-taxes for the Portfolio’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 12/31/98)[1]	3.68%	1.68%	4.00%
Investor Class Returns After Taxes on Distributions	2.60%	0.53%	2.53%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	2.38%	0.75%	2.56%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	4.91%	0.54%	1.77%
MSCI EAFE Index[3] (reflects no deduction for expenses or taxes)	13.54%	4.55%	4.51%
LB Aggregate Bond Index[4] (reflects no deduction for expenses or taxes)	2.43%	5.87%	5.69%
[1]	Performance shown for the periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the predecessor Strong Life Stage Series—Conservative Portfolio.
[2]	S&P 500 is a registered trademark of Standard and Poor’s.
[3]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.
[4]	Lehman Brothers Aggregate Bond Index.

10	Life Stage Portfolios Prospectus

Moderate Portfolio Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 18.81%	Worst Qtr.:	Q3 ‘01 • (10.87)%

The table below provides average annual total return information, both before- and after-taxes for the Portfolio’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 12/31/98)[1]	4.62%	1.07%	3.96%
Investor Class Returns After Taxes on Distributions	3.72%	0.21%	2.80%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	3.00%	0.42%	2.73%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	4.91%	0.54%	1.77%
MSCI EAFE Index[3] (reflects no deduction for expenses or taxes)	13.54%	4.55%	4.51%
LB Aggregate Bond Index[4] (reflects no deduction for expenses or taxes)	2.43%	5.87%	5.69%
[1]	Performance shown for the periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the predecessor Strong Life Stage Series—Moderate Portfolio.
[2]	S&P 500 is a registered trademark of Standard and Poor’s.
[3]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.
[4]	Lehman Brothers Aggregate Bond Index.

Life Stage Portfolios Prospectus	11

Performance History

Aggressive Portfolio Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 25.02%	Worst Qtr.:	Q3 ‘01 • (14.85)%

The table below provides average annual total return information, both before- and after-taxes, for the Portfolio’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 12/31/98)[1]	5.40%	0.08%	3.94%
Investor Class Returns After Taxes on Distributions	4.76%	(0.52)%	3.01%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	3.51%	(0.24)%	2.89%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	4.91%	0.54%	1.77%
MSCI EAFE Index[3] (reflects no deduction for expenses or taxes)	13.54%	4.55%	4.51%
LB Aggregate Bond Index[4] (reflects no deduction for expenses or taxes)	2.43%	5.87%	5.69%
[1]	Performance shown for the periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the predecessor Strong Life Stage Series—Aggressive Portfolio.
[2]	S&P 500 is a registered trademark of Standard and Poor’s.
[3]	Morgan Stanley Capital International Europe, Australasia, and Far East Index.
[4]	Lehman Brothers Aggregate Bond Index.

12	Life Stage Portfolios Prospectus

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Life Stage Portfolios

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here. Please keep in mind that in addition to the operating expenses that the Portfolios bear directly, shareholders of each Portfolio indirectly bear a pro rata share of the expenses of the Underlying Funds in which the Portfolios invest.

SHAREHOLDER FEES (fees paid directly from your investments)
All Portfolios
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
	Conservative Portfolio	Moderate Portfolio	Aggressive Portfolio
Management Fees	0.00%	0.00%	0.00%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	1.01%	1.21%	0.88%

Total Annual Portfolio Operating Expenses	1.01%	1.21%	0.88%
Fee Waivers	0.41%	0.62%	0.29%

Net Portfolio Expenses[2]	0.60%	0.59%	0.59%
Indirect Expenses of Underlying Funds[3]	0.65%	0.76%	0.86%

Net Portfolio Expenses and Indirect Expenses of Underlying Funds[4]	1.25%	1.35%	1.45%
[1]	Other Expenses may include expenses payable to affiliates of Wells Fargo & Company.
[2]	See footnote 4 for a discussion of committed fee waivers.
[3]	In addition to the Total Annual Portfolio Operating Expenses that each Portfolio bears directly, a Portfolio’s shareholders indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Indirect Expenses of Underlying Funds shown are based on the actual operating expenses incurred by each Underlying Fund during its last fiscal year. The Indirect Expenses of Underlying Funds may be affected by a change in Underlying Funds, fund allocations, and expense ratios at the Underlying Fund level.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the total Net Portfolio Expenses and Indirect Expenses of Underlying Funds shown. After this time, the total Net Portfolio Expenses and Indirect Expenses of Underlying Funds may only be increased with the approval of the Board of Trustees.

14	Life Stage Portfolios Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that portfolio operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Conservative Portfolio	Moderate Portfolio	Aggressive Portfolio
1 YEAR	$127	$137	$148
3 YEARS	$555	$621	$576
5 YEARS	$1,008	$1,131	$1,031
10 YEARS	$2,267	$2,534	$2,293

Life Stage Portfolios Prospectus	15

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolios’ investment adviser. “We” may also refer to the Portfolios’ other service providers. “You” refers to the shareholder or potential investor.

Wells Fargo Advantage Life Stage Portfolios

Each Portfolio is a separate investment portfolio designed to offer you access to an array of mutual funds we manage. Each Portfolio seeks to achieve its objective by allocating its assets across both stock and bond investment styles through investment in a number of Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. The Portfolios’ investment adviser may select from a wide range of proprietary mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among various equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of the Trust, an open-end, management investment company.

Asset Allocation Strategy

The adviser allocates each Portfolio’s investments in accordance with the Portfolio’s investment objective among Underlying Funds that represent a broad spectrum of investment options. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio’s assets invested in various Underlying Funds will vary over time. When the Portfolio’s actual allocations deviate by a specified percentage from the target allocations, the adviser rebalances a Portfolio primarily through the use of daily cash flows.

Important information you should look for as you decide to invest in a Portfolio:

The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

16	Life Stage Portfolios Prospectus

Investment Objective and Investment Strategies

The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

•	what the Portfolio is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Portfolio different from the other Portfolios offered in this Prospectus.

Permitted Investments

Provides a summary of each Portfolio’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Portfolio, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Life Stage Portfolios Prospectus	17

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Conservative Portfolio

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Conservative Portfolio seeks a combination of current income and capital appreciation.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 60% of its assets to affiliated bond funds and 40% of its assets to affiliated stock funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the bond funds help to decrease risk while providing income, and the stock funds offer greater long-term capital appreciation potential.

Bond holdings are diversified across a range of short to intermediate term, income-producing securities, which may include, but are not limited to, U.S. Government agency securities and corporate bonds. Stock holdings are diversified across several investment styles. These styles may include, but are not limited to, large company and international. We seek to achieve the Portfolio’s investment objective by allocating assets across various classes of bonds and stocks of a number of Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	60% of total assets in bond funds; and

•	40% of total assets in stock funds.

The percentage of the Portfolio’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

Portfolio Asset Allocation

Under normal circumstances, the allocations for the Portfolio are generally as follows:

Investment Style	Allocation
Large Cap	26%
Mid Cap	11%
International	5%
Money Market	1%
Ultra Short-Term and Short-Term Bond	43%
Intermediate Bond	14%

TOTAL	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 31. These considerations are all important to your investment choice.

Life Stage Portfolios Prospectus	19

Conservative Portfolio

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended February 28, 2006, December 31, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1998

For the period ended:	Feb. 28, 2006[1]	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003
Net asset value, beginning of period	$9.92	$9.86	$9.54	$8.59
Income from investment operations:
Net investment income (loss)	0.04	0.30	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.10	0.06	0.36	1.00
Total from investment operations	0.14	0.36	0.57	1.19
Less distributions:
Distributions from net investment income	0.00	(0.30)	(0.25)	(0.24)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	(0.30)	(0.25)	(0.24)
Net asset value, end of period	$10.06	$9.92	$9.86	$9.54
Total return[2]	1.41%	3.68%	5.99%	13.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$13,754	$14,760	$18,227	$33,915
Ratios to average net assets:[3,4]
Ratio of expenses to average net assets[5]	0.60%	0.40%	0.12%	0.21%
Ratio of net investment income (loss) to average net assets	2.54%	2.83%	1.98%	2.03%
Portfolio turnover rate[6]	2%	42%	70%	47%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,5]	1.01%	0.97%	0.60%	0.46%
[1]	In 2006, the Portfolio changed its fiscal year-end from December 31 to February 28.
[2]	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Expense ratios do not include the expenses of the Underlying Funds.
[6]	Portfolio turnover rates presented for periods of less than one year are not annualized.

20	Life Stage Portfolios Prospectus

Financial Highlights

Dec. 31, 2002	Dec. 31, 2001
$9.69	$10.78

0.24	0.31
(1.06)	(0.87)
(0.82)	(0.56)

(0.28)	(0.32)
0.00	(0.21)
(0.28)	(0.53)
$8.59	$9.69
(8.53)%	(5.13)%

$27,939	$26,835

0.25%	0.25%
2.71%	3.08%
64%	35%
0.40%	0.43%

Life Stage Portfolios Prospectus	21

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Moderate Portfolio

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Moderate Portfolio seeks a combination of capital appreciation and current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 60% of its assets to affiliated stock funds and 40% of its assets to affiliated bond funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the stock funds offer greater long-term capital appreciation potential, and the bond funds help to decrease risk while providing income.

Stock holdings are diversified across several investment styles. These styles may include, but are not limited to, large company and international. Bond holdings are also diversified across a range of short to intermediate term, income-producing securities, which may include, but are not limited to, U.S. Government agency securities and corporate bonds. We seek to achieve the Portfolio’s investment objective by allocating assets across various classes of stocks and bonds of a number of Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	60% of total assets in stock funds; and

•	40% of total assets in bond funds.

The percentage of the Portfolio’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

Portfolio Asset Allocation

Under normal circumstances, the allocations for the Portfolio are generally as follows:

Investment Style	Allocation
Large Cap	36%
Mid Cap	21%
International	5%
Money Market	1%
Ultra Short-Term and Short-Term Bond	28%
Intermediate Bond	9%

TOTAL	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 31. These considerations are all important to your investment choice.

Life Stage Portfolios Prospectus	23

Moderate Portfolio

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended February 28, 2006, December 31, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1998
For the period ended:	Feb. 28, 2006[1]	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003
Net asset value, beginning of period	$10.40	$10.19	$9.69	$8.19
Income from investment operations:
Net investment income (loss)	0.03	0.26	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.17	0.21	0.57	1.53
Total from investment operations	0.20	0.47	0.75	1.65
Less distributions:
Distributions from net investment income	0.00[2]	(0.26)	(0.25)	(0.15)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00[2]	(0.26)	(0.25)	(0.15)
Net asset value, end of period	$10.60	$10.40	$10.19	$9.69
Total return[3]	1.93%	4.62%	7.71%	20.18%
Ratios/supplemental data:
Net assets, end of period (000s)	$36,014	$36,783	$49,742	$72,629
Ratios to average net assets:[4,5]
Ratio of expenses to average net assets[6]	0.59%	0.38%	0.10%	0.22%
Ratio of net investment income (loss) to average net assets	1.60%	2.28%	1.44%	1.41%
Portfolio turnover rate[7]	3%	38%	58%	20%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5,6]	1.21%	0.82%	0.45%	0.40%
[1]	In 2006, the Portfolio changed its fiscal year-end from December 31 to February 28.
[2]	Amount calculated is less than $0.005.
[3]	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Expense ratios do not include the expenses of the Underlying Funds.
[7]	Portfolio turnover rates presented for periods of less than one year are not annualized.

24	Life Stage Portfolios Prospectus

Financial Highlights

Dec. 31, 2002	Dec. 31, 2001
$9.64	$11.25

0.16	0.17
(1.44)	(1.31)
(1.28)	(1.14)

(0.17)	(0.18)
0.00	(0.29)
(0.17)	(0.47)
$8.19	$9.64
(13.27)%	(10.20)%

$57,046	$61,845

0.25%	0.25%
1.85%	1.91%
63%	23%
0.37%	0.36%

Life Stage Portfolios Prospectus	25

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Aggressive Portfolio

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Aggressive Portfolio seeks capital appreciation with a secondary emphasis on current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 80% of its assets to affiliated stock funds and 20% of its assets to affiliated bond funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the stock funds offer greater long-term capital appreciation potential, and the bond funds help to decrease risk while providing income.

Stock holdings are diversified across several investment styles. These styles may include, but are not limited to, large company and international. Bond holdings are also diversified across a range of short to intermediate term, income-producing securities, which may include, but are not limited to, U.S. Government agency securities and corporate bonds. We seek to achieve the Portfolio’s investment objective by allocating assets across various classes of stocks and bonds of a number of Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	80% of total assets in stock funds; and

•	20% of total assets in bond funds.

The percentage of the Portfolio’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

Portfolio Asset Allocation

Under normal circumstances, the allocations for the Portfolio are generally as follows:

Investment Style	Allocation
Large Cap	45%
Mid Cap	25%
International	10%
Money Market	1%
Ultra Short-Term and Short-Term Bond	14%
Intermediate Bond	5%

TOTAL	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 31. These considerations are all important to your investment choice.

Life Stage Portfolios Prospectus	27

Aggressive Portfolio

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended February 28, 2006, December 31, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1998

For the period ended:	Feb. 28, 2006[1]	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003
Net asset value, beginning of period	$10.70	$10.33	$9.61	$7.69
Income from investment operations:
Net investment income (loss)	0.01	0.20	0.11	0.07
Net realized and unrealized gain (loss) on investments	0.25	0.36	0.81	1.94
Total from investment operations	0.26	0.56	0.92	2.01
Less distributions:
Distributions from net investment income	(0.01)	(0.19)	(0.20)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.01)	(0.19)	(0.20)	(0.09)
Net asset value, end of period	$10.95	$10.70	$10.33	$9.61
Total return[2]	2.44%	5.40%	9.60%	26.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,309	$26,215	$26,514	$35,394
Ratios to average net assets:[3,4]
Ratio of expenses to average net assets[5]	0.59%	0.35%	0.09%	0.23%
Ratio of net investment income (loss) to average net assets	0.41%	1.90%	0.91%	0.84%
Portfolio turnover rate[6]	1%	42%	61%	30%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,5]	0.88%	0.86%	0.51%	0.55%
[1]	In 2006, the Portfolio changed its fiscal year-end from December 31 to February 28.
[2]	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Expense ratios do not include the expenses of the Underlying Funds.
[6]	Portfolio turnover rates presented for periods of less than one year are not annualized.

28	Life Stage Portfolios Prospectus

Financial Highlights

Dec. 31, 2002	Dec. 31, 2001
$9.50	$11.85

0.08	0.07
(1.84)	(1.89)
(1.76)	(1.82)

(0.05)	(0.07)
0.00	(0.46)
(0.05)	(0.53)
$7.69	$9.50
(18.54)%	(15.38)%

$26,997	$26,433

0.25%	0.25%
1.06%	0.74%
78%	16%
0.56%	0.60%

Life Stage Portfolios Prospectus	29

The Underlying Funds

The Portfolios invest in affiliated open-end management investment companies with the investment styles listed below. All of these investments are referred to as the Underlying Funds.

(1)	Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

(2)	Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests, which passes through to the Portfolios. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

Important Risk Factors for the Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and bonds and are managed by different sub-advisers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

The Portfolios are primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 6. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 31. These considerations are all important to your investment choice.

30	Life Stage Portfolios Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Life Stage Portfolios. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Portfolio will meet its investment objective.

•	We do not guarantee the performance of a Portfolio or an Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

•	Underlying Funds may continue to hold debt securities that cease to be rated by a nationally recognized statistical ratings organization or whose ratings fall below the levels generally permitted for such Portfolio, provided Funds Management deems the security to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment-grade bonds.

•	Underlying Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund’s investment in foreign markets also may be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Underlying Funds may invest a portion of their assets in U.S.Government agency securities, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government agency securities are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Underlying Funds or Portfolios themselves.

Life Stage Portfolios Prospectus	31

Additional Strategies and General Investment Risks

•	The Portfolios and certain Underlying Funds in each Portfolio may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The market value of lower-rated debt securities and unrated securities of comparable quality in which the Underlying Funds of the Portfolios may invest tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities in the lowest category of investment-grade securities rated “BBB” by S&P or “Baa” by Moody’s ratings, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other

32	Life Stage Portfolios Prospectus

operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—Investments in small companies are subject to additional risks, including the risk that such investments generally may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, resulting in increased price volatility.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

Life Stage Portfolios Prospectus	33

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities.

Remember, each Portfolio is designed to meet different investment needs and objectives.

		CONSERVATIVE PORTFOLIO	MODERATE PORTFOLIO	AGGRESSIVE PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the
value determined by the Portfolio. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●

34	Life Stage Portfolios Prospectus

		CONSERVATIVE PORTFOLIO	MODERATE PORTFOLIO	AGGRESSIVE PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers
and financial institutions to increase returns on those securities.
Loans may be made up to 1940 Act limits (currently,
one-third of total assets, including the value of the
collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●

Options

The right or obligation to buy or sell a security based
on an agreed upon price at a specified time. Types of
options used may include: options on securities, options
on a stock index and options on stock index futures to
protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●

Other Mutual Funds

Investments by the Portfolio in shares of other mutual funds, which will cause Portfolio shareholders to bear a pro rata
portion of the Underlying Fund’s expenses, in addition to the expenses paid by the Portfolio.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●

Life Stage Portfolios Prospectus	35

Organization and Management of the Portfolios

A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Portfolios’ activities and approves the selection of various companies hired to manage the Portfolios’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Portfolios’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Portfolios’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Portfolios’ assets

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Portfolios’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Portfolio investments

Ú

SHAREHOLDERS

36	Life Stage Portfolios Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Portfolios and is responsible for the day-to-day investment management activities of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Portfolios’ adviser is responsible for implementing the investment policies and guidelines for the Portfolios. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory agreement of each Portfolio is available in the Portfolio’s semi-annual report for the six-month period ended June 30, 2005. As of December 31, 2005, Funds Management provided advisory services for over $110.2 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Portfolio. Under this structure, a Portfolio and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Portfolio: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Portfolio to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Portfolios will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Portfolio’s sub-advisory arrangements without obtaining shareholder approval. The Portfolios will continue to submit matters to shareholders for their approval to the extent required by applicable law.

Fees and Expenses from Underlying Funds

As shown in the table of Annual Fund Operating Expenses on page 14, the Portfolios’ shareholders will bear indirectly a prorata portion of the expenses of the Underlying Funds in which they invest. In addition, Funds Management, its affiliates and the Portfolios’ distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

The Administrator

Funds Management provides the Portfolios with administrative services, including general supervision of each Portfolio’s operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Portfolio’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Portfolios. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Portfolios.

Life Stage Portfolios Prospectus	37

Your Account

This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

Pricing Portfolio Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Portfolio shares is based on a Portfolio’s NAV. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of the Portfolios’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Portfolio’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Portfolios will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

•	The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

38	Life Stage Portfolios Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Portfolio, and $1,000 for a retirement account;

•	No minimum for current and retired employees, directors/trustees and officers of (i) Wells Fargo Advantage Funds (including any predecessor funds); (ii) Wells Fargo & Company and its affiliates; and (iii) family members of any of the above, if they sign up for the $50 monthly automatic investment purchase plan; or

•	$100 per Portfolio for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Portfolio—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Portfolio name into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Portfolios for distribution and shareholder servicing, the Adviser, the Portfolios’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Portfolios, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders.

In return for these payments, the Portfolios may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolios on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolios on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Portfolios and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Life Stage Portfolios Prospectus	39

Your Account

Payments made by the Portfolios’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ between selling and shareholder servicing agents.

In addition, representatives of the Portfolios’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Portfolio shares, may be paid for by the Adviser, the Portfolios’ distributor or its affiliates, subject to applicable NASD regulations.

40	Life Stage Portfolios Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING PORTFOLIO SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Portfolio designation or is designated for investment in one of our closed classes of Portfolios, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Portfolio reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Portfolio’s determination, adversely impact the normal management or operations of the Portfolio.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Life Stage Portfolios Prospectus	41

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Portfolio name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Portfolio. For example, “Wells Fargo Advantage Life Stage—Aggressive Portfolio, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Portfolio. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Portfolio, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

42	Life Stage Portfolios Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Portfolio via the Internet, visit our Web site at www.wellsfargo.com/advantagefunds. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Portfolio, you must indicate the Portfolio name into which you intend to invest to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantage funds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Portfolio by wire. Complete a Wells Fargo Advantage Funds Application or open an account by internet access as described above and follow the wire instructions on page 41. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 41. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Life Stage Portfolios Prospectus	43

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Portfolio you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

44	Life Stage Portfolios Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Portfolio and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Life Stage Portfolios Prospectus	45

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the applicable Class Z prospectus for details.

•	You should carefully read the prospectus for the Portfolio into which you wish to exchange.

•	Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Portfolio through an exchange, you must exchange at least the minimum first purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Specifically, Funds Management monitors available shareholder trading information across all Portfolios on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative

46	Life Stage Portfolios Prospectus

Exchanges

to the size of the Portfolio and the type of Portfolio involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Portfolios’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Portfolios’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Life Stage Portfolios Prospectus	47

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Portfolio account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Conservative Portfolio makes distributions of net investment income quarterly and any net capital gains at least annually. The Aggressive and Moderate Portfolios make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, Medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Funds account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

48	Life Stage Portfolios Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund/Portfolio and account the distributions are coming from, and the Fund/Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund/Portfolio prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolio and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio’s shareholders substantially all of the Portfolio’s net investment income and realized net capital gains, if any. Distributions from a Portfolio’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Portfolio’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio’s sales and exchanges. Also, if you are an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Portfolio when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and realizes and distributes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.

Life Stage Portfolios Prospectus	49

Additional Services and Other Information

Householding

To help keep Portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Portfolios’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Portfolios’ Statement of Additional Information and on the Portfolios’ Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchase of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of

50	Life Stage Portfolios Prospectus

their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Portfolios reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Life Stage Portfolios Prospectus	51

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Portfolios.

Thomas C. Biwer, CFA

Conservative Portfolio since 2005

Moderate Portfolio since 2005

Aggressive Portfolio since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Christian L. Chan, CFA

Conservative Portfolio since 2005

Moderate Portfolio since 2005

Aggressive Portfolio since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan has more than 9 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from University of California, Los Angeles.

Andrew Owen, CFA

Conservative Portfolio since 2005

Moderate Portfolio since 2005

Aggressive Portfolio since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Funds Management since 1996. He has more than 18 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

52	Life Stage Portfolios Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or distributions. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Portfolios.

Capital Appreciation

An increase in the value of a security. Together with “Current Income” (see below), constitutes total return.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. Together, current income and capital growth constitute total return.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gain and/or returns of capital made by a Portfolio to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios’ total assets. Non-diversified funds are not required to comply with such investment policies.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Life Stage Portfolios Prospectus	53

Glossary

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Portfolio.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

54	Life Stage Portfolios Prospectus

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Portfolio’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Portfolios’ distributors allowing the agent to sell a Portfolio’s shares.

Shareholder Servicing Agent

Anyone appointed by the Portfolio to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are

Life Stage Portfolios Prospectus	55

Glossary

supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

56	Life Stage Portfolios Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds

is available free upon request. To obtain

literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus.

The Statement of Additional Information has been

filed with the SEC and incorporated by reference into

this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information,

including a discussion of the market conditions and

investment strategies that significantly affected

Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

100 “F” Street, NE

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-551-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

Printed on Recycled paper

www.wellsfargo.com/advantagefunds

RT55753 05/06 056LSIV/P706 (05/06) ICA Reg. No. 811-09253

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

WELLS FARGO ADVANTAGE LIFE STAGE – CONSERVATIVE PORTFOLIOSM

WELLS FARGO ADVANTAGE LIFE STAGE – MODERATE PORTFOLIOSM

WELLS FARGO ADVANTAGE LIFE STAGE – AGGRESSIVE PORTFOLIOSM

Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about three portfolios in the Trust’s family of funds — the Wells Fargo Advantage Life Stage - Conservative Portfolio, Moderate Portfolio and Aggressive Portfolio, (each a “Portfolio” and collectively the “Portfolios”). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Portfolio offers Investor Class shares.

This SAI is not a prospectus and should be read in conjunction with the Portfolios’ Prospectus (“Prospectus”) dated May 1, 2006. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Portfolios, which include the portfolios of investments and report of independent registered public accounting firm for the fiscal years ended December 31, 2005, and February 28, 2006, are hereby incorporated by reference to the Portfolios’ Annual Reports. The Prospectus and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

HISTORICAL PORTFOLIO INFORMATION

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005. The Portfolios described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage FundsSM, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Strong Portfolios that are the accounting survivors of the Portfolios.

Wells Fargo Advantage Portfolio	Predecessor Portfolio
Life Stage – Conservative Portfolio	Strong Life Stage Series – Conservative Portfolio
Life Stage – Moderate Portfolio	Strong Life Stage Series – Moderate Portfolio
Life Stage – Aggressive Portfolio	Strong Life Stage Series – Aggressive Portfolio

The Life Stage – Conservative Portfolio commenced operations on April 11, 2005, as successor to the Strong Life Stage Series – Conservative Portfolio. The predecessor Strong Life Stage Series– Conservative Portfolio commenced operations on December 31, 1998.

The Life Stage - Moderate Portfolio commenced operations on April 11, 2005, as successor to the Strong Life Stage Series – Moderate Portfolio. The predecessor Strong Life Stage Series– Moderate Portfolio commenced operations on December 31, 1998.

The Life Stage - Aggressive Portfolio commenced operations on April 11, 2005, as successor to the Strong Life Stage Series – Aggressive Portfolio. The predecessor Strong Life Stage Series– Aggressive Portfolio commenced operations on December 31, 1998.

INVESTMENT POLICIES

Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated open-end management investment companies or series (the “Underlying Funds”). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

Information concerning each Portfolio’s investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios’ investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus.

Fundamental Investment Policies

Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

(1)	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s investments in: (i) securities issued or guaranteed by the U.S. Government its agencies or instrumentalities; (ii) repurchase agreements; or (iii) securities of other investment companies;

(2)	purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5)	make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6)	underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting;

(7)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8)	purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Portfolio’s shareholders.

(1)	Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2)	Each Portfolio may not invest or hold more than 15% of the Portfolio’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) for other purposes if, as a result, no more than 5% of the Portfolio’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4)	Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)	Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)	Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)	Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term “Portfolios” shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio.

Asset-Backed Securities

Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which a Portfolio invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. The Portfolios may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (potentially at confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

The Portfolios may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

Closed-End Investment Companies

Certain Portfolios may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets. The Portfolios will invest in such companies when, in the Adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Portfolios may invest in commercial paper (including variable amount master demand notes, see “Floating and Variable Rate Obligations,” below), which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs.

Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While a Portfolio uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

The Portfolios may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Portfolios may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Portfolio often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Portfolio’s portfolio, although a Portfolio may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio’s portfolio does not follow the Adviser’s expectations. If the Adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Portfolio’s investments, but the Portfolio may also lose money on the derivative security itself.

In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the Portfolio to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the Adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Portfolio’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The Adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Portfolio’s investment objective, does not expose a Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Portfolio’s use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Portfolio use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Portfolios may enter into “dollar roll” transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Emerging Market Securities

The Portfolios invest in equity securities of companies in “emerging markets.” The Portfolios consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Portfolios may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Portfolio, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the Adviser determines it to be advantageous for the Portfolio to sell the security.

Floating- and Variable-Rate Obligations

The Portfolios may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio’s investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

Foreign Government Securities

The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the Adviser believes that the securities do not present risks inconsistent with a Portfolio’s investment objective.

Foreign Obligations and Securities

The Portfolios may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Portfolio’s value more sensitive to economic, currency and regulatory changes within that country.

Each Portfolio may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes (potentially at confiscatory levels) that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Portfolios may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Portfolios may also invest in foreign securities through ADRs, CDRs, EDRs, GDRs and IDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio’s commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

A Portfolio’s use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio’s ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio’s investment objective and legally permissible for each such Portfolio.

Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield/Lower-Rated Debt Securities

The Portfolios may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value (“NAV”); and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Initial Public Offerings

Certain Portfolios may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Illiquid Securities

The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Adviser, or the distributor.

Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Portfolios may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolio.

Collateralized Mortgage Obligations (“CMOs”). The Portfolio may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Portfolio may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while-e FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Portfolio may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Portfolio also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolio’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Portfolios may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of a Portfolio’s investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes. The Portfolio may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Other Investment Companies

The principal investment strategy of each Portfolio is to invest in shares of other affiliated open-end management investment companies (as defined previously, the “Underlying Funds”), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

Generally, funds may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act. However, because the Portfolios’ principal investment strategies are to invest substantially all of their assets in shares of other affiliated open-end management investment companies (the Underlying Funds), they are excepted from these limitations pursuant to Section 12(d)(1)(G) under the 1940 Act. Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

iShares. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Portfolios’ policy of not investing or holding more than 15% of their net assets in illiquid securities. The Adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios’ disposition of the security may be delayed or limited.

A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the Adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the Adviser.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements (an agreement under which a Portfolio sells its securities and agrees to repurchase them at an agreed-upon date and price). At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.

Short Sales

The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Portfolio makes a short sale “against the box,” the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

The Portfolios may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBs”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk. SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBs that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBs that receive principal only. The Portfolio may only purchase principal-only SMBs.

The Portfolios may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swap Agreements

To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio’s performance. Swap agreements involve risks depending upon the counterparties’ creditworthiness and ability to perform as well as the Portfolio’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Portfolios intend to use these agreements as a hedge and not as a speculative investment.

Synthetic Convertible Securities

The Portfolios may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables a Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Portfolios may purchase instruments that are not rated if, in the opinion of the Adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during the specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Zero Coupon Bonds

The Portfolios may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation. See the Appendix regarding the ratings systems of Moody’s and S&P.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trusts’ retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Chair of Finance of Wake Forest University since 2006. Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001)	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 53	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer.	N/A

OFFICERS

Karla M. Rabusch, 47	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

A. Erdem Cimen, 32	Treasurer, since 2006	Vice President of Wells Fargo Bank, N.A. and Vice President of Financial Operations for Wells Fargo Funds Management, LLC. Vice President and Group Finance Officer of Wells Fargo Bank, N.A. Auto Finance Group from 2004 to 2006. Vice President of Portfolio Risk Management for Wells Fargo Bank, N.A. Auto Finance Group in 2004. Vice President of Portfolio Research and Analysis for Wells Fargo Bank, N.A. Auto Finance Group from 2001 to 2004. Director of Small Business Services Risk Management for American Express Travel Related Services from 2000 to 2001.	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

Dorothy A. Peters, 44	Chief Compliance Officer since 2004	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2004 and from 1997 to 2002. In 2002, Ms. Peters left Wells Fargo Funds Management, LLC to pursue personal goals.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary, and met three times during the Portfolios’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Portfolios’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios’ financial statements, and interacts with the Portfolios’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable in quarterly installments) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer for the additional work and time devoted by the Chairpersons.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal periods ended December 31, 2005, and February 28, 2006, the Trustees received the following compensation:

Compensation Table

Fiscal Year Ended December 31, 2005

	Interested Trustees		Independent Trustees*
Portfolio Name	Robert C. Brown**	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Timothy J. Penny	Donald C. Willeke
Life Stage – Conservative Portfolio	$417	$910	$910	$1,090	$910	$910	$910
Life Stage – Moderate Portfolio	$417	$910	$910	$1,090	$910	$910	$910
Life Stage – Aggressive Portfolio	$417	$910	$910	$1,090	$910	$910	$910

Total Compensation from the Fund Complex***	$58,000	$126,500	$126,500	$151,500	$126,500	$126,500	$126,500

Compensation Table

Fiscal Period Ended February 28, 2006†

	Interested Trustees		Independent Trustees*
Portfolio Name	Robert C. Brown**	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Olivia Mitchell	Timothy J. Penny	Donald C. Willeke
Life Stage – Conservative Portfolio	$280	$975	$996	$1,171	$975	$273	$975	$975
Life Stage – Moderate Portfolio	$280	$975	$996	$1,171	$975	$273	$975	$975
Life Stage – Aggressive Portfolio	$280	$975	$996	$1,171	$975	$273	$975	$975

Total Compensation from the Fund Complex***	$39,000	$135,500	$138,500	$162,750	$135,500	$38,000	$135,500	$135,500

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	Retired as of April 5, 2005.
***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 139 funds).
†	The Portfolios changed their fiscal year–end from December 31 to February 28.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Portfolios* and Fund Complex

Calendar Year Ended December 31, 2005

Trustee*	Dollar Range of Equity Securities in the Portfolios			Aggregate Dollar Range of Equity Securities of Fund Complex**
	Conservative Portfolio	Moderate Portfolio	Aggressive Portfolio
INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	0	D
Peter G. Gordon	0	0	0	D
Richard M. Leach	0	0	0	D
Timothy J. Penny	0	0	0	D
Donald C. Willeke	0	0	0	D
INTERESTED TRUSTEE
J. Tucker Morse	0	0	0	D

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the Adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, any sub-advisers, or the distributor.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. Funds Management does not receive any fees for its provision of investment advisory services to the Portfolios.

For the period between January 1, 2005, and April 8, 2005, (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Portfolios pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM, located at 100 Heritage Reserve, Menomonee Falls, WI 53051, served as investment adviser to the predecessor portfolios of the Portfolios.

General. Each Portfolio’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Portfolio’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Fees from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios’ distributor for providing services to the Portfolios’ shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, its affiliates and Wells Fargo Funds Distributor, LLC (the “Distributor”), as distributor for the Portfolios, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Portfolio Managers.” The information in this section is provided as of February 28, 2006, for the portfolio managers who manage the Portfolios. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Portfolios’ on a day-to-day basis:

Portfolio	Sub-Adviser	Portfolio Managers
Life Stage - Conservative Portfolio Life Stage - Moderate Portfolio Life Stage - Aggressive Portfolio	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	4	$2.2M
Christian L. Chan, CFA	7	$5.4M	0	$0	0	$0
Andrew Owen, CFA	8	$5.9M	0	$0	1	$60K

None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain. In the case of Funds Management, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

Funds Management Compensation. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.

Beneficial Ownership in the Portfolios. The table below shows for each Portfolio Manager the amount of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = Not Applicable

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

Beneficial Equity Ownership in the Portfolios

Portfolio Manager	Life Stage – Conservative Portfolio	Life Stage - Moderate Portfolio	Life Stage – Aggressive Portfolio
Funds Management
Thomas C. Biwer, CFA	0	0	0
Christian L. Chan, CFA	0	0	0
Andrew Owen, CFA	0	0	0

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios’ operations, including communication, coordination and supervision services with regard to the Portfolios’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee, at the rates indicated below, of each Portfolio’s average daily net assets:

Asset Range	Total Administrative Fee
$0-4.99B	0.50%
$5-9.99B	0.49%
>$9.99B	0.48%

Administrative Fees Paid.

As discussed in the “Historical Fund Information” section, the Portfolios were created as part of the reorganization of various portfolios of Strong into certain Portfolios of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of the Portfolios and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.28% of the predecessor portfolio’s average daily net assets attributable to the predecessor Investor Class shares. Therefore, the table below shows the administrative fees paid by the Portfolios or their predecessor portfolios for the indicated fiscal periods to the respective administrator:

	Period Ended 2/28/06	4/11/05 – 12/31/05	1/1/05 – 4/10/05	Year Ended 12/31/04		Year Ended 12/31/03
Fund	Fees Paid to Funds Management	Fees Paid to Funds Management	Fees Paid to SIS	Fees Paid to SIS	Fees Waived by SIS	Fees Paid to SIS	Fees Waived by SIS
Life Stage - Conservative Portfolio	$11,469	$59,210	$14,335	$0	$76,454	$11,268	$86,235
Life Stage - Moderate Portfolio	$29,187	$136,744	$36,305	$0	$177,002	$65,714	$112,296
Life Stage - Aggressive Portfolio	$20,660	$90,266	$20,642	$0	$91,329	$0	$85,465

Distributor

The Distributor, located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the shares of the Portfolios.

Shareholder Servicing Agent

The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management), as agents for their customers, agree to perform administrative services with respect to Portfolio shares, including aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. The custodial fee for the Portfolios is 0.00% so long as the Portfolios invest their assets solely in one or more management investment companies.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Portfolios. For these services, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset- Based Fees
$0-85B	0.0051%
>$85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Portfolio’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios).

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing shares of the Portfolios on a continuous basis. For the fiscal periods ended December 31, 2003, December 31, 2004, December 31, 2005, and February 28, 2006, the Portfolios paid no brokerage commissions.

Code of Ethics

The Fund Complex, the Adviser and the Distributor each has adopted a code of ethics that contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, and the Distributor are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Portfolio is generally determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, if any, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios’ shares.

Each Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Each Portfolio is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Portfolio that are received before such Portfolio’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Portfolio’s NAV calculation time generally are processed at such Portfolio’s NAV calculation time on the next Business Day. Selling agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that: (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Advantage Funds may purchase additional shares of the Portfolio that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Portfolios and arranges for the execution of portfolio security transactions on behalf of the Portfolios. The Portfolios purchase and sell their portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuers, the Underlying Funds. As a result, the Portfolios are not expected to incur brokerage commissions.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders.

The table below shows the Portfolios’ portfolio turnover rate for the last three fiscal periods:

Portfolio	February 28, 2006*		December 31, 2005	December 31, 2004
Life Stage – Conservative Portfolio	2	%**	42%	70%
Life Stage – Moderate Portfolio	3	%**	38%	58%
Life Stage – Aggressive Portfolio	1	%**	42%	61%

*	In 2006, the Portfolios changed their fiscal year end from December 31 to February 28.
**	For the two-month fiscal period ended February 28, 2006.

The portfolio turnover rate for the fiscal period ending December 31, 2004, is higher than for the fiscal period ended December 31, 2005, because of the changes in Underlying Fund line up that went into effect on February 2, 2004.

PORTFOLIO EXPENSES

From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Portfolio’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio’s assets. General expenses of the Trust are allocated among all of the Funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code or 1986, as amended (the “Code”), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Portfolio qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Portfolio’s shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio, even though each RIC is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future U.S. Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Portfolio’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Portfolio’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Portfolio controls and which are engaged in the same, or similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Portfolio’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a RIC for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2005, the following Portfolios had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Portfolio	Year Expires	Capital Loss Carry - Forwards
Conservative Portfolio	2010 2011	$ $	968,797 234,933
Moderate Portfolio	2010 2011	$ $	6,625,066 261,124
Aggressive Portfolio	2010 2011	$ $	4,665,083 181,679

If a Portfolio engages in a reorganization, either as an acquiring Portfolio or acquired Portfolio, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other Portfolios participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax may be imposed on each Portfolio’s net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

Equalization Accounting. A Portfolio may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Portfolio’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio’s total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Portfolio Investments. In general, realized gains or losses on the sale of portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.

If a Portfolio purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation. A Portfolio generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Portfolio. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Portfolio which the Portfolio otherwise might have continued to hold.

If an option granted by a Portfolio is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Portfolio pursuant to the exercise of a call option granted by it, the Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Portfolio will be deemed “Section 1256 contracts.” A Portfolio will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Portfolio to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Portfolio to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Portfolio’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Portfolio or its shareholders in future years.

Offsetting positions held by a Portfolio involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Portfolio is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Portfolio had not engaged in such transactions.

If a Portfolio enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Portfolio will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Portfolio’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Portfolio’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Portfolio’s taxable year and the Portfolio holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Portfolio may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Portfolio would have had if the Portfolio directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Portfolio acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Portfolio could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Portfolio will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Portfolio may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, particularly in light of a recent IRS revenue ruling that held income from a derivative contract with respect to a commodity index is not qualifying income. If it did not, the status of a Portfolio as a RIC might be jeopardized. The Portfolios intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant noncash income, such noncash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Portfolios in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Portfolio’s current and accumulated earnings and profits (as determined at the end of the year), generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Portfolio’s earnings and profits, described above, are determined at the end of the Portfolio’s taxable year and are allocated pro rata over the entire year. Distributions in excess of a Portfolio’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Portfolio shares and then capital gain. A Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Portfolio as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, but are not eligible for the dividends-received deduction for corporations. Each Portfolio will designate capital gains distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. government if the Portfolio meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Portfolio within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general,

“qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Portfolio itself. If 95% or more of a Portfolio’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Portfolio shares for at least 61 days during the 121 period beginning 60 days before the Portfolio’s ex-dividend date for their Portfolio shares. If less than 95% of the Portfolio’s income is attributable to qualified dividend income, then only the portion of the Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Portfolio from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, if the shareholder fails to furnish the Portfolio with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to withholding, or the IRS notifies the Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional federal income tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or additional shares, must be reduced by the amounts required to be withheld. The shareholder may apply the amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Portfolios may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio attributable to domestic corporations, if the corporate shareholder would qualify for such deduction if the Portfolio were not a RIC. The dividends-received deduction may be subject to certain restrictions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years of a Portfolio beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Portfolio as “interest-related distributions” generally attributable to the Portfolio’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify as an interest-related distribution, the Portfolio must designate a distribution as such not later than 60 days after the close of the Portfolio’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Portfolio, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Portfolio shares, capital gain distributions and, with respect to taxable years of a Portfolio beginning on or after January 1, 2005, and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Portfolio beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Portfolios do not expect Portfolio shares to constitute U.S. real property interests, a portion of a Portfolio’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year generally attributable to its net short-term capital gain.

Even if permitted to do so, the Portfolios provide no assurance that they will designate distributions as interest-related distributions or short-term capital gain distributions. Even if a Portfolio makes such designations, if you hold Portfolio shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Portfolio shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Portfolio’s taxable year immediately preceding the shareholder’s date of death, the assets of the Portfolio that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Portfolio. In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships. If a Portfolio qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Portfolio generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Portfolios’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While the Portfolios do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Portfolios.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Portfolios and Portfolio shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the SEC’s Web site at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS OF THE PORTFOLIOS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

CAPITAL STOCK

The Portfolios are three of the portfolios in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent deferred sales charge (“CDSC”), that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an Advisory agreement, since it only affects one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of April 7, 2006, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the Investor Class of a Portfolio, which also represents 5% or more of the voting securities of the Portfolio as a whole because each Portfolio only offers Investor Class shares.

5% Ownership as of April 7, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class/Fund
Conservative Portfolio

Investor Class	Wells Fargo Bank NA FBO RPS Strong Conservative Balance PO Box 1533 Minneapolis, MN 55480-1533	Record	41.51%

	Wells Fargo Bank NA FBO Randstad North America RTR/SVGS PO Box 1533 Minneapolis, MN 55480-1533	Record	6.07%

	Wells Fargo Bank NA FBO American Showa 401k PS Plan PO Box 1533 Minneapolis, MN 55480-1533	Record	5.96%

Moderate Portfolio

Investor Class	Wells Fargo Bank NA FBO RPS Strong Moderate Portfolio PO Box 1533 Minneapolis, MN 55480-1533	Record	29.30%

	Wells Fargo Bank NA FBO American Showa 401K PS Plan PO Box 1533 Minneapolis, MN 55480-1533	Record	16.02%

	Wells Fargo Bank NA FBO Chiquita Savings & Investment PO Box 1533 Minneapolis, MN 55480-1533	Record	6.25%

	Wells Fargo Bank NA FBO Randstad North America RTR/SVGS PO Box 1533 Minneapolis, MN 55480-1533	Record	5.16%

Aggressive Portfolio

Investor Class	Wells Fargo Bank NA FBO RPS Strong Aggressive Portfolio PO Box 1533 Minneapolis, MN 55480-1533	Record	17.12%

	Wells Fargo Bank NA FBO Randstad North America RTR/SVGS PO Box 1533 Minneapolis, MN 55480-1533	Record	7.16%

	Wells Fargo Bank NA FBO Chiquita Savings & Investment PO Box 1533 Minneapolis, MN 55480-1533	Record	6.44%

	Wells Fargo Bank NA FBO American Showa 401k PS Plan PO Box 1533 Minneapolis, MN 55480-1533	Record	5.09%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Portfolio), or is identified as the holder of record of more than 25% of a class (or Portfolio) and has voting and/or investment powers, it may be presumed to control such class (or Portfolio).

OTHER

The Trust’s Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 “F” Street NE, Washington, D.C., 20549-0102. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The audited financial statements for the Portfolios for the fiscal periods ended December 31, 2005, and February 28, 2006, were audited by KPMG LLP, independent registered public accounting firm for the Portfolios, and are hereby incorporated by reference to the Portfolios’ Annual Reports.

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number		Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, filed herewith.

(ii)	-	Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

(2)(i)	-	Investment Sub-Advisory Agreement with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Schedule A and Appendix A, filed herewith.

Exhibit Number		Description
(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(viii)	-	Not Applicable.

(ix)	-	Not Applicable.

(x)	-	Not Applicable.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xiv)	-	Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xv)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvi)	-	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, filed herewith.

(xvii)	-	Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)	-	Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, filed herewith.

(f)	-	Not Applicable.

(g)(1)	-	Not Applicable.

(2)	-	Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, filed herewith.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 75, filed August 1, 2004; Exhibit A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

Exhibit Number		Description
(3)	-	Amended and Restated Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Exhibit A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(4)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, filed herewith.

(2)	-	Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, filed herewith.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., filed herewith.

(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, filed herewith.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i)	-	Legal Opinion, incorporated by reference to Post Effective Amendment No. 83, filed April 11, 2005.

(j)(A)	-	Consent of the Independent Registered Public Accounting Firm, filed herewith.

(j)(1)	-	Not Applicable.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

Exhibit Number		Description
(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Not Applicable.

(15)	-	Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective Amendment No. 90, filed March 1, 2006.

(16)	-	Power of Attorney, A. Erdem Cimen, filed herewith.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Appendix A, filed herewith.

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, filed herewith.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(2)	-	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(3)	-	Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(5)	-	Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

Exhibit Number		Description
(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(10)	-	Not Applicable.

(11)	-	Not Applicable.

(12)	-	Not Applicable.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(16)	-	Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(17)	-	New Star Institutional Managers Limited Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(18)	-	Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Equity Value Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(j) LSV Asset Management (“LSV”) serves as co-sub-adviser for the International Equity Fund of the Trust and serves as sub-adviser for the International Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as sub-adviser for the C&B Mid Cap Value Fund and Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) Artisan Partners Limited Partnership (“Artisan”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) New Star Institutional Managers Limited (“New Star”) serves as co-sub-adviser for the International Equity Fund of the Trust, sub-adviser for the Overseas Fund and International Core Fund of the Trust, and sub-adviser for the International Core Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(n) Matrix Asset Advisors, Inc. (“Matrix”) serves as sub-adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.

(a) Wells Fargo Funds Distributor, LLC (“Funds Distributor”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Cara Peck Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President & Secretary	None

Kevin J. Scott Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Financial Operations Officer (FINOP)	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Dorothy A. Peters Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	Chief Compliance Officer

Steven R. Schneider Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Compliance Officer and Anti-Money Laundering Officer	None

A. Erdem Cimen Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Treasurer	Treasurer

William Ying Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Assistant Treasurer	Assistant Treasurer

Carol A. Jones Lorts Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	Assistant Secretary

Mathew H. Lobas Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

(c) Not Applicable.

Item 28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation Fund) at 45 Fremont Street, San Francisco, California 94105.

(e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, California 94105.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

(p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

(r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of May, 2006.

WELLS FARGO FUNDS TRUST

By:	/s/ Carol J. Lorts
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 92 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* Olivia Mitchell	Trustee

* J. Tucker Morse	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

* Karla M. Rabusch	President (Principal Executive Officer)

* A. Erdem Cimen	Treasurer (Principal Financial Officer)
5/1/06

*By:	/s/ Carol J. Lorts
Carol J. Lorts
As Attorney-in-Fact
May 1, 2006

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

EX-99.B	(d)(1)(i)	Schedule A to the Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC

EX-99.B	(d)(1)(ii)	Schedule A to the Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC

EX-99.B	(d)(2)(vi)	Schedule A and Appendix A to the Investment Sub-Advisory Agreement with Wells Capital Management Incorporated

EX-99.B	(d)(2)(xvi)	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited

EX-99.B	(e)	Schedule I to the Distribution Agreement with Wells Fargo Funds Distributor, LLC

EX-99.B	(g)(2)	Appendix A to the Amended and Restated Custody Agreement with Wells Fargo Bank, N.A.

EX-99.B	(h)(1)	Appendix A to the Administration Agreement with Wells Fargo Funds Management, LLC

EX-99.B	(h)(2)	Exhibit A to the Accounting Services Agreement with PFPC

EX-99.B	(h)(3)	Transfer Agency and Service Agreement with BFDS

EX-99.B	(h)(4)	Appendix A to the Shareholder Servicing Plan

EX-99.B	(j)(A)	Consent of the Independent Registered Public Accounting Firm

EX-99.B	(j)(16)	Power of Attorney, C. Erdem Cimen

EX-99.B	(m)	Appendix A to the Rule 12b-1 Plan

EX-99.B	(n)	Appendix A to the Rule 18f-3 Plan